Bank Deposits	12 Months Ended
Dec. 31, 2020
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Bank Deposits
30	BANK DEPOSITS
Bank deposits represent term deposits with banks with original maturity exceeding three months. The applicable interest rate is determined in accordance with the benchmark interest rate published by PBOC or with reference to the market interest rate. As of December 31, 2020, interest receivable amounting to RMB4,461 million was included in this item.